SUPPLEMENT TO THE
PROSPECTUSES, STATEMENT OF ADDITIONAL INFORMATION AND SUMMARY PROSPECTUSES
OF
WELLS FARGO VARIABLE TRUST FUNDS
Wells Fargo VT Small Cap Growth Fund
(the "Fund")

Bruce C. Olson, CFA has announced his intention to retire from Wells Capital Management Incorporated on April 30, 2018. After April 30, 2018, all references to Bruce C. Olson in the Fund's Prospectuses, Summary Prospectuses and Statement of Additional Information are hereby removed. Joseph M. Eberhardy, CFA, CPA and Thomas C. Ognar, CFA will continue to serve as portfolio managers of the Fund.

January 12, 2018 VT2018/P1412S2